SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2008

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer
Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:
(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 X  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 15, 2008, CSX Corporation issued a press release and its CSX Quarterly Financial Report document on financial and operating results for the first quarter ended March 28, 2008.  A copy of the press release is attached as Exhibit 99.1 and a copy of the CSX Quarterly Financial Report document is attached as Exhibit 99.2, each of which is incorporated by reference herein.  These documents are available on the Company’s website, www.csx.com.*

The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.	EXHIBITS

(d)           The following exhibits are being filed herewith:

99.1	Press Release as of April 15, 2008 from CSX Corporation.
99.2	CSX Quarterly Financial Report.

*	Internet addresses are provided for informational purposes only and are not intended to be hyperlinks.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Carolyn T. Sizemore
Name Carolyn T. Sizemore
Title Vice President and Controller (Principal Accounting Officer)

Date:  April 15, 2008